Exhibit 10.4(b)
Schedule identifying Split-Dollar Agreements between
directors of Park National Corporation and The Park National Bank,
The Richland Trust Company or
The First-Knox National Bank of Mount Vernon as identified in such Schedule, which Split-Dollar Agreements are identical to the Split-Dollar Agreement, dated September 3, 1993, between Leon Zazworsky and The Park National Bank
     The following directors of Park National Corporation (“Park”) entered into Split-Dollar Agreements with the subsidiaries of Park identified below, which Split-Dollar Agreements are identical to the Split-Dollar Agreement, dated September 3, 1993, between Leon Zazworsky and The Park National Bank (“Park National Bank”) filed as Exhibit 10.3 to Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (File No. 1-13006):

	Subsidiary of Park which is a Party to	Date of Split-Dollar
Name of Director	Split-Dollar Agreement	Agreement

Maureen Buchwald	The First-Knox National Bank of Mount Vernon (“First-Knox National Bank”)	May 22, 1998

James J. Cullers	First-Knox National Bank	May 22, 1998

F. William Englefield IV	Park National Bank	September 2, 1993

John J. O’Neill	Park National Bank	September 2, 1993

J. Gilbert Reese	Park National Bank	September 8, 1993

Rick R. Taylor	The Richland Trust Company	September 29, 1993